Segment reporting	3 Months Ended
Mar. 31, 2021
Operating Segments [Abstract]
Segment reporting	Segment reporting
The Chief Operating Decision Maker (“CODM”) of the Company considers there to be one reporting and operating segment, being “Frozen Foods” and is reflected in the segment presentation below for the periods presented.

		For the three months ended March 31,
		2021	2020
	Note	€m	€m
Profit for the period		49.3	47.4
Taxation		14.4	17.4
Net financing costs	7	40.3	12.0
Depreciation & amortization		16.8	17.8
EBITDA		120.8	94.6
Acquisition purchase price adjustments		2.3	—
Exceptional items	6	10.8	20.6
Other add-backs		3.6	4.7
Adjusted EBITDA		137.5	119.9

Acquisition purchase price adjustments relate to the reversal of the non-cash increase applied to inventory acquired in business combinations to value it at fair value as opposed to cost.

Other add-backs include the elimination of share-based payment expense and related employer payroll tax expense of €0.6 million for the three months ended March 31, 2021 (2020: €3.9 million), as well as the elimination of M&A related investigation costs, professional fees, transaction costs, purchase accounting related valuations and post-close transaction costs of €3.0 million for the three months ended March 31, 2021 (2020: €0.8 million). We exclude these costs because we do not believe they are indicative of our normal operating costs, can vary significantly in amount and frequency, and are unrelated to our underlying operating performance.

No information on segment assets or liabilities is presented to the CODM.
External revenue by geography

	For the three months ended March 31,
	2021	2020
	€m	€m
United Kingdom	195.4	202.4
Italy	127.7	125.8
Germany	114.5	111.2
France	51.7	52.1
Sweden	39.8	44.5
Austria	38.3	34.8
Norway	31.5	31.0
Spain	18.6	23.7
Rest of Europe	89.9	57.4
Total external revenue by geography	707.4	682.9